                                                                               .
                                                                               .
                                                                               .


                                                                   EXHIBIT 99.20

                       OFFICE OF THE UNITED STATES TRUSTEE

In re:                                                        DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                                   Page 1 of 3
                                                                  Statement Number:     34
Chapter 11                                                     For the Period FROM:  8/1/2004
Case No. LA 01-44828-SB (Administratively Consolidated with                     TO:  8/31/2004
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)

                                                                Collateral     Concentration
                                                                 Account          Account
                                                              --------------   -------------
Balance before Statement #1                                       268,333.21       65,956.21
                                                              --------------   -------------
A.  Total Receipts per all Prior Interim Statements             5,486,216.93    4,451,666.40
                                                              --------------   -------------
B.  Less:  Total Disbursements per all Prior Statements         4,683,903.55    4,476,111.27
                                                              --------------   -------------
C.  Beginning Balance                                         $ 1,070,646.59   $   41,511.34
                                                              --------------   -------------
D.  Receipts during Current Period
    Description
     8/3/2004      Wire Transfer                                                   35,000.00
     8/3/2004      Lion's Gate                                    71,631.66
     8/5/2004      Wire Transfer                                                   34,000.00
     8/6/2004      BL/Artisan                                      67,442.75
     8/6/2004      Spartan                                         63,000.00
    8/31/2004      interest                                         1,384.58
     TOTAL RECEIPTS THIS PERIOD                                   203,458.99       69,000.00      -     -
                                                              --------------   -------------   ----  ----
E.  Balance Available (C plus D)                              $ 1,274,105.58   $  110,511.34   $  -  $  -
                                                              --------------   -------------   ----  ----

           DEBTOR IN POSSESSION INTERIM STATEMENT NO: 34             Page 2 of 3

F.  Less:  Disbursements during Current Period:

  Date      Check No.          Payee/Purpose
---------   ---------   ----------------------------
8/3/2004                Wire Transfer                       35,000.00
8/3/2004                ADP Taxes                                          8976.80
8/3/2004       8106     Payroll                                            1019.11
8/3/2004       8107     Payroll                                           11731.44
8/3/2004       8108     Payroll                                            1351.57
8/3/2004       8109     Payroll                                            2385.40
8/4/2004      38012     SBC                                                1310.43
8/4/2004      38013     Bonded Services, Inc                               6613.31
8/4/2004      38014     Kevin Marino                                        167.73
8/5/2004                Wire Transfer                       34,000.00
8/13/2004               ADP Fees                                            117.24
8/17/2004      8110     Payroll                                            1019.08
8/17/2004      8111     Payroll                                            7912.82
8/17/2004      8112     Payroll                                            1351.59
8/17/2004      8113     Payroll                                            2385.40
8/17/2004               ADP Taxes                                          5706.61
8/19/2004     38015     Arrowhead                                           199.55
8/19/2004     38016     Blue Shield of California                           316.00
8/19/2004     38017     Daily Journal                                       120.00
8/19/2004     38018     Doniger & Fetter                                    288.04
8/19/2004     38019     Federal Express                                      19.67
8/19/2004     38020     Health Net                                         2339.39
8/19/2004     38021     Irubin Consulting                                   500.00
8/19/2004     38022     New Wave Entertainment                              210.00
8/19/2004     38024     Cash                                                500.00
8/19/2004     38025     Recall                                             1071.31
8/25/2004     38026     Hollywood Creative Directory                        199.95
8/25/2004     38027     SBC                                                  83.50
8/27/2004               ADP Fees                                            114.73
8/31/2004     38028     New Beginnings Enterprises                         3584.00
8/31/2004     38029     SBC                                                 167.24
8/31/2004     38030     Qwest Communications                                 44.36
8/31/2004               ADP Taxes                                         10434.10
8/31/2004      8114     Payroll                                            1019.10
8/31/2004      8115     Payroll                                           13406.40
8/31/2004      8116     Payroll                                            1351.58
8/31/2004      8117     Payroll                                            2385.40
      TOTAL DISBURSEMENTS THIS PERIOD:                      69,000.00    90,402.85       -      -
                                                       --------------  -----------    ----   ----
G.  Ending Balance (E less F)                          $ 1,205,105.58  $ 20,108.49    $  -   $  -
                                                       --------------  -----------    ----   ----

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 34            Page 3 of 3

H.  (1)  Collateral Account:
          a)  Depository Name and Location:    Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                           323221556
     (2)  Concentration Account:
          a)  Depository Name and Location:    Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                           1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account     1891215236    $     731.10
Bank of Scotland - Pinocchio                 3516309      848,114.20    Pound Sterling   Time Deposit
Bank of Scotland - Basil                     3516317      208,820.88    Pound Sterling   Time Deposit  (KL' s interest is 50%)
Allied Pinocchio                            10747301          382.86    Pound Sterling
Edge Entertainment                        1891152710    $     172.89
European Films LTD                        1890563818    $   7,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    BLT Venture             178-71491-7       $ 16,890.04
    BLT Venture             16-524173-1101    $    565.18
    KL MDP Sensation        60-066-930        $ 17,724.61
    KL\7 Venture            1890-69-6360      $ 11,919.46
    Denial Venture          1890-69-6501      $ 42,408.90
    Cracker LLC             1891-04-1665      $    732.79
    Swing                   323-518095        $  6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                     /s/ Alice Neuhauser
                                                     ---------------------------
                                                     Debtor in Possession